UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

30930 Russell Ranch Road, Suite 300 Westlake Village, CA	91362
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 661-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNKD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K (“Amendment No. 1”) is being filed to amend the Current Report on Form 8-K filed by MannKind Corporation with the Securities and Exchange Commission on August 16, 2021 (the “Original 8-K”). The Original 8-K incorrectly identified the Date of Report on the cover page as August 13, 2021. As disclosed in Item 1.01 of the Original 8-K and reproduced below, the date of the earliest event reported in the Original 8-K is August 12, 2021. This Amendment No. 1 to the Original 8-K is filed solely to correct the Date of Report on the cover page. No other changes have been made to the Original 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

On August 12, 2021, MannKind Corporation (“MannKind”) and United Therapeutics Corporation (“United Therapeutics”) entered into a commercial supply agreement (the “Supply Agreement”), pursuant to which MannKind is responsible for manufacturing and supplying to United Therapeutics, and United Therapeutics is responsible for purchasing from MannKind, Tyvaso DPI™ (inhaled treprostinil) and BluHale® inhalation profiling devices (collectively, “Products”), as required for commercial distribution and sale by United Therapeutics.

Under the terms of the Supply Agreement, MannKind will be responsible for manufacturing Products in its Danbury, Conn. facility in accordance with agreed-upon specifications and quality standards. United Therapeutics will purchase Products from MannKind on a cost-plus basis. United Therapeutics is responsible for supplying treprostinil used to produce Tyvaso DPI to MannKind in quantities necessary to enable MannKind to manufacture Products as required by the Supply Agreement, at United Therapeutics’ expense.

Unless earlier terminated, the term of the Supply Agreement continues until August 12, 2026 and is thereafter renewed automatically for additional, successive two-year terms unless either party gives 24 months’ written notice of non-renewal prior to the end of the initial term or any additional renewal term. MannKind and United Therapeutics each have normal and customary termination rights, including termination for material breach that is not cured within a specific timeframe or in the event of liquidation, bankruptcy or insolvency of the other party.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION

Dated: August 16, 2021	By:	/s/ David Thomson, Ph.D., J.D.
David Thomson, Ph.D., J.D.
Corporate Vice President, General Counsel and Secretary